UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )
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GASCO ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

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GASCO ENERGY, INC.
8 INVERNESS DRIVE EAST SUITE 100
ENGLEWOOD, CO 80112
SUPPLEMENT TO PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, SEPTEMBER 15, 2010
To the Stockholders:
On August 5, 2010, you were mailed proxy materials, including a Notice of Annual Meeting of Stockholders and accompanying proxy statement (the “Proxy Statement”), for the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Gasco Energy, Inc., a Nevada corporation (“Gasco,” the “Company,” “we,” “our” or “us”), that is to be held at the Denver Athletic Club, 1325 Glenarm Place, Petroleum Room, Denver, Colorado 80204, on Wednesday, September 15, 2010 at 9:00 a.m., Mountain Daylight Time, for the purposes set forth in the Proxy Statement. After the filing of the Proxy Statement on July 30, 2010, it came to our attention, due to the filing of a late Form 4 by one of our directors, that the “Security Ownership of Certain Beneficial Owners and Management” table (the “Beneficial Ownership Table”) that appears on pages 11 and 12 of the Proxy Statement inaccurately reflected the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), beneficially owned by that director.
This Supplement (herein so called) is being filed solely to amend and supplement certain information presented in the Beneficial Ownership Table and, for related reasons, in “Section 16(a) Beneficial Ownership Reporting Compliance,” which appears on page 13 of the Proxy Statement. When reviewing such sections in the Proxy Statement, please refer to this Supplement with the correct information.
Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate in all material respects and should be considered in casting your vote by proxy or at the Annual Meeting.
This Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement.
As a stockholder, your vote is very important and the Board strongly encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares of Common Stock that you own. The previously provided proxy materials include instructions for voting (including electronically via the Internet) and for requesting a printed copy of the proxy materials, including a proxy card. Stockholders are cordially invited to attend the Annual Meeting in person, however, you do not need to attend in person to vote. To assure your representation at the Annual Meeting, and if you have not already done so, you are urged to follow the electronic voting instructions contained in the proxy materials to vote by telephone, electronically via the Internet or, if you requested printed proxy materials, by signing, dating and returning the proxy card in the accompanying envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name. Your prompt cooperation is greatly appreciated.

If you have already submitted your proxy, this Supplement does not require that you do so again. Moreover, your proxy, whether previously given or given in response to this Supplement, may be revoked at any time prior to its exercise by (a) submitting written notice to that effect or a new proxy to our Corporate Secretary at our registered office at any time up to and including the last business day preceding the day of the Annual Meeting, (b) submitting a new proxy via telephone or the Internet at a later date (c) submitting written notice to that effect or a new proxy to the chairperson of the Annual Meeting on the day of the Annual Meeting, (d) voting in person at the Annual Meeting or (e) in any other manner permitted by law. Attendance at the Annual Meeting will not, by itself, revoke your proxy. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.
On or about September 7, 2010, all stockholders entitled to vote at the Annual Meeting will receive notice by mail that this Supplement is available on the Internet with instructions for accessing it, as well as the full proxy materials.

By Order of the Board of Directors,
/s/ W. King Grant
W. King Grant
President and Chief Financial Office

September 1, 2010

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The Beneficial Ownership Table appearing on pages 11 and 12 of the Proxy Statement contained information with respect to the beneficial ownership of our Common Stock as of July 12, 2010 by: (i) any individual, partnership or corporation known to us, solely by reason of our examination of Schedule 13D and 13G filings made with the SEC, to be the beneficial owner of more than 5% of each class of our shares issued and outstanding, (ii) each of our directors, director nominees and Named Executive Officers (which is defined to include each of our executive officers named under the caption “Compensation Discussion and Analysis — Overview of Our Executive Compensation Program” on page 21 of the Proxy Statement) and (iii) all of our directors and executive officers as a group.
On August 31, 2010, we became aware, due to the filing of a late Form 4 by one of our directors, that the Beneficial Ownership table did not accurately reflect the number of shares beneficially owned by Marc A. Bruner, a current member of our Board of Directors who also has been nominated to stand for re-election at the Annual Meeting. On August 30, 2010, Mr. Bruner filed a late Form 4 to report the disposition of 2,613,485 shares of Common Stock on September 28, 2007, which shares were pledged by Mr. Bruner in 2004 to secure an indebtedness. Mr. Bruner has advised the Company that, based on recent information, he now believes the lender, without Mr. Bruner’s consent or knowledge, disposed of the pledged shares not later than September 28, 2007.
Pursuant to the above, this Supplement replaces and restates the entire “Security Ownership of Certain Beneficial Owners and Management” table as presented in the Proxy Statement to adjust the number of shares owned by Bruner to give effect to this disposition:

	Number of
	Shares
	Beneficially	Percent
Name & Address of 5% or Greater Holders	Owned	of Class
AQR Capital Management, LLC (1) Two Greenwich Plaza, 3rd Floor Greenwich, CT 06830	7,025,000	6.1%
Directors and Named Executive Officers
Charles B. Crowell (2)	813,509	*
W. King Grant (2)	1,302,037	1.2%
Michael K. Decker (2)	795,176	*
Peggy A. Herald (2)	487,667	*
Charles H. Wilson (2)(3)	500,007	*
Camille Gerard (2)	171,501	*
Marc A. Bruner (2)(4)	1,589,603	*
Richard J. Burgess (2)(5)	451,751	*
Richard S. Langdon (2)	369,608	*
Carmen J. (Tony) Lotito (2)	437,501	*
John A. Schmit (2)	242,085	*
Steven D. (Dean) Furbush	—	*
All Directors and Executive Officers as a group (12 persons) (2)(3)(4)(5)	7,160,445	6.3%

(1)	According to a Schedule 13G/A filed by AQR Capital Management, LLC (“AQR”) on February 5, 2010, AQR exercises voting and dispositive power over the securities comprised of 7,025,000 shares of Common Stock issuable upon conversion of 2011 Convertible Notes. Although AQR has not filed any other Schedule 13G since the closing of the Exchange Transaction, because AQR exchanged $28,600,000 of 2011 Notes that it held for a like amount of 2015 Notes, for purposes of this table we are assuming that AQR exercises voting and dispositive power over the 7,150,000 shares of Common Stock issuable upon conversion of the $28,600,000 principal amount of 2015 Notes held by AQR, as it did with respect to the shares of Common Stock issuable upon conversion of the exchanged 2011 Notes, as previously reported on the Schedule 13G/A filed on February 5, 2010.

(2)	The following number of shares of Common Stock issuable upon the exercise of options that are exercisable within 60 days of July 12, 2010 are included in the amounts shown: Mr. Crowell, 635,417 shares; Mr. Grant, 911,581 shares; Mr. Decker, 672,415 shares; Ms. Herald, 467,492 shares; Mr. Wilson, 256,325 shares; Ms. Gerard, 143,580 shares; Mr. Bruner, 1,191,666 shares; Mr. Burgess, 318,751 shares; Mr. Langdon, 368,751 shares; Mr. Lotito, 437,501 shares; and Mr. Schmit, 227,085 shares.

(3)	The Common Stock held by Mr. Wilson includes 2,096 shares of Common Stock that is held by his son.

(4)	The Common Stock held by Mr. Bruner includes 8,707 shares of Common Stock that is held by Resource Venture Management, a company owned by Mr. Bruner.

(5)	The Common Stock held by Mr. Burgess includes 40,000 shares of Common Stock held in a trust for Mr. Burgess’ wife, of which he is the trustee.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
This Supplement also amends and supplements the information presented under the caption “Section 16(A) Beneficial Ownership Reporting Compliance” appearing on page 13 of the Proxy Statement to reflect that Mr. Bruner filed a late Form 4 with respect to a disposition that occurred on September 28, 2007, on August 30, 2010.
Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires the officers, directors and persons who own more than ten percent of our stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent owners are required by SEC regulations to furnish us with copies of all such Section 16(a) forms they file.
Based solely on our review of the copies of such forms we have received, we believe that each of our officers, directors and greater than ten percent owners complied with all Section 16(a) filing requirements applicable to them during the year ended December 31, 2009, except for the following late filings: (i) Marc Bruner filed a Form 4 with respect to a disposition that occurred on September 28, 2007, on August 30, 2010, (ii) Marc Bruner filed a Form 4 with respect to a disposition that occurred on September 17, 2009, on September 23, 2009 and (iii) Carmen Lotito filed a Form 4 with respect to a disposition that occurred on September 10, 2009, on September 24, 2009.